UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 15, 2016

CNL LIFESTYLE PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-51288	20-0183627
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 South Orange Ave.

Orlando, Florida 32801

(Address of Principal Executive Offices; Zip Code)

Registrant’s telephone number, including area code: (407) 650-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

Correspondence with Financial Advisors and Broker Dealers

Filed as Exhibit 99.1 to this Current Report, and incorporated by reference in this Item 7.01, is the text of a correspondence sent on December 15, 2016 by CNL Lifestyle Properties, Inc. (the “Company”) to financial advisors and broker dealers that participated in the Company’s public offerings, informing them of the filing of the Company’s preliminary proxy statement/prospectus in connection with the sale of the Company’s remaining real estate properties and related assets (the “Sale”) pursuant to that certain purchase and sale agreement dated November 2, 2016 (the “Sale Agreement”), by and among the Company, its operating partnership, CLP Partners, LP, and certain subsidiaries of the Company, and EPR Properties (“EPR”) and Ski Resort Holdings LLC, a company affiliated with Och-Ziff Real Estate (together with EPR, the “Purchasers”), as disclosed in the Company’s periodic report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on November 2, 2016.

Pursuant to the rules and regulations of the SEC, the information contained in this Item 7.01, including Exhibit 99.1 and the information set forth therein, is deemed to have been furnished and shall not be deemed to be “filed” under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such act, nor shall any of such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

By furnishing the information contained in this Item 7.01 disclosure, including Exhibit 99.1, the Company makes no admission as to the materiality of such information.

Item 8.01 Other Events.

On December 15, 2016, the Company filed a preliminary proxy statement with the SEC which is included in the registration statement on Form S-4 filed by EPR on December 14, 2016 (the “Registration Statement”). The preliminary proxy statement was filed in connection with the transactions contemplated by the Sale Agreement, pursuant to which the Purchasers have agreed to acquire the Company’s remaining real estate properties and related assets. The preliminary proxy statement of the Company included in the Registration Statement also contains information about the intended liquidation and dissolution of the Company, subject to the consummation of the Sale (the “Dissolution”) and related matters.

Additional Information about the Proposed Transactions and Where to Find It

The Company has filed a preliminary proxy statement with the SEC which is included in the Registration Statement. EPR and the Company will also file other documents with the SEC relating to the proposed transactions. A definitive proxy statement will be mailed to the Company’s stockholders. THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY STATEMENT WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, EPR, THE PROPOSED SALE, DISSOLUTION, AND RELATED MATTERS. BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE TRANSACTIONS, STOCKHOLDERS OF THE COMPANY ARE URGED TO READ THE REGISTRATION STATEMENT AND THE DEFINITIVE PROXY MATERIALS CAREFULLY WHEN THEY ARE AVAILABLE. The Registration Statement, the proxy statement/prospectus and other documents, when filed with the SEC, can be obtained free of charge through the website maintained by the SEC at http://www.sec.gov, at the Company’s website at http://www.cnllifestylereit.com/ under the tab “Investor Relations” and then “SEC Filings,” at EPR’s website at http://www.eprkc.com under the tab “Investor Center” and then “SEC Filings,” from the Company’s Investors Relations Department, 450 South Orange Avenue, Orlando, Florida 32801, telephone: (866) 650-0650 or from EPR Investor Relations, 909 Walnut Street, Suite 200, Kansas City, Missouri 64106, telephone (816) 472-1700. The content of the websites referenced above is not deemed incorporated by reference into the registration statement or proxy statement/prospectus.

Participants in the Solicitation

The Company and its directors and executive officers and EPR and its trustees and executive officers and other members of their respective management and employees may be deemed participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transactions. Information regarding the special interests of these directors, trustees and executive officers in the proposed transactions will be included in the definitive proxy statement/prospectus referred to above. Additional information regarding the Company’s directors and executive officers is also included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2015, which was filed with the SEC on March 28, 2016. Additional information regarding EPR’s trustees and executive officers is also included in EPR’s proxy statement for its 2016 Annual Meeting of Shareholders, which was filed with the SEC on April 1, 2016, and in Form 4s of EPR’s trustees and executive officers filed with the SEC. The filed documents are available free of charge at the SEC’s website at sec.gov and from the Company and EPR by contacting them as described above. Other information about the participants in the proxy solicitation will be contained in the proxy statement/prospectus.

Disclaimer

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

99.1	Correspondence to Financial Advisors dated December 15, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 15, 2016		CNL LIFESTYLE PROPERTIES, INC. a Maryland Corporation

	By:	/s/ Tammy J. Tipton
Tammy J. Tipton
Chief Financial Officer and Treasurer